UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners

Small Cap Core Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Small Cap Core Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated:

Legg Mason Partners Small Cap Core Fund         I

“Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Small Cap Core Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

Legg Mason Partners Small Cap Core Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV         Legg Mason Partners Small Cap Core Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a calm first half of the year, the last six months of 2007 were characterized by uncertainty surrounding the U.S. economy, currency markets and equity markets overall. Beginning with the volatile July/August environment, the subprime mortgage situation led to dramatic write-downs by banking and brokerage firms which persisted through the end of the year. While the Federal Reserve Board (“Fed”)i reduced interest rates in an attempt to mitigate the economic impact of a weak housing market and credit contraction, subprime write-downs were larger than expected, signaling that credit markets had yet to begin a recovery. Oil prices reached $100 a barrel by year-end on concerns that geopolitical uncertainty would compress supplies. The U.S. dollar continued to weaken, and worries persisted about the credit crisis, inflation and a slowing U.S. economy leading to a sell-off in the fourth quarter of 2007.

Despite the fourth quarter sell-off, the U.S. equity market overall had a positive year. Small-cap stocks underperformed large-cap stocks, with the Russell 2000 Indexii returning -1.57% vs. the Russell 1000 Indexiii at 5.77% for the 12 months ended December 31, 2007. Growth stocks outperformed value-oriented securities on the Russell style indexes regardless of market cap size. The best performing sectors in the Russell 2000 Index were Materials, on the strength of global commodity prices, and Energy and Energy Services as oil prices continued to rise. Not surprisingly, given the ongoing credit issues, weakening consumer sentiment and job creation slowdown, the worst performing sectors were Financials and Retailers.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Small Cap Core Fund, excluding sales charges, returned -3.27%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned -1.57% over the same time frame. The Lipper Small-Cap Core Funds Category Average1 returned -1.00% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 775 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         1

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Small Cap Core Fund — Class A Shares	-11.86%	-3.27%

Russell 2000 Index	-7.53%	-1.57%

Lipper Small-Cap Core Funds Category Average[1]	-8.87%	-1.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -12.31% and Class C shares returned -12.20% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned -4.27% and Class C shares returned -4.02% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B and Class C shares were 1.32%, 2.27% and 2.12%, respectively.

Q. What were the most significant factors affecting Fund performance?

A. The third quarter of 2007 witnessed an extraordinary financial meltdown during the month of August. During this dislocation, many quality stocks declined in price as leveraged funds were forced to unwind positions, which affected even managers of broadly diversified portfolios with high-quality stocks. In the fourth quarter, a narrow market, driven by extreme growth, created a challenging environment for active managers as well, especially those focused on solid fundamentals. A balanced approach identifying stocks with solid growth prospects, quality fundamentals and technical support typically performs well over time. However, periods focused on only one dimension, as the second half of 2007 with hyper growth, can be difficult.

What were the leading contributors to performance?

A. While the impact of stock selection detracted from relative performance overall, stock selection in the Health Care sector was a major contributor. Within that sector, an overweight to LifeCell Corp. was the primary contributor given its absolute return in excess of 78% for the period. Priceline.com Inc. was the primary contributor overall.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 819 funds for the six-month period and among the 775 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

The Fund also benefited significantly from an underweight to the Financials sector, given the impact of the subprime mortgage crisis. Overweights to the Materials and Health Care sectors were also major contributors.

What were the leading detractors from performance?

A. Stock selection detracted from relative performance overall, most notably in the Energy and Industrials sectors. On the individual stock level, the primary detractor was Big Lots Inc., a retailer which had a negative return for the period of close to 40%. A Financials holding, KKR Financial Holdings LLC, was also a major detractor.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in Legg Mason Partners Small Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Priceline.com Inc. (1.8%), Koppers Holdings Inc. (1.5%), LifeCell Corp. (1.5%), Greif Inc., Class A Shares (1.3%), Parker Drilling Co. (1.3%), Reliance Steel & Aluminum Co. (1.2%), Energen Corp. (1.2%), CommScope Inc. (1.2%), Sciele Pharma Inc. (1.1%) and Holly Corp. (1.1%). Please refer to pages 9 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Information Technology (19.2%), Health Care (16.7%), Consumer Discretionary (14.2%), Financials (12.4%) and Industrials (11.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	–11.86%	$1,000.00	$881.40	1.77%	$8.39

Class B	–12.31	1,000.00	876.90	2.79	13.20

Class C	–12.20	1,000.00	878.00	2.54	12.02

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,016.28	1.77%	$9.00

Class B	5.00	1,000.00	1,011.14	2.79	14.14

Class C	5.00	1,000.00	1,012.40	2.54	12.88

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 12/31/07	(3.27)%	(4.27)%	(4.02)%

Five Years Ended 12/31/07	13.03	12.08	12.15

Ten Years Ended 12/31/07	5.89	5.04	5.08

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 12/31/07	(8.82)%	(8.30)%	(4.83)%

Five Years Ended 12/31/07	11.70	11.95	12.15

Ten Years Ended 12/31/07	5.27	5.04	5.08

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	77.24%

Class B (12/31/97 through 12/31/07)	63.52

Class C (12/31/97 through 12/31/07)	64.17

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Prior to June 23, 1997, dividends were reinvested according to the Fund’s dividend reinvestment plan, thereafter at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%, Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Small Cap Core Fund vs. Russell 2000 Index† (December 1997 – December 2007)

†	Hypothetical illustration of $10,000 invested on December 31, 1997 assuming reinvestment of all distributions, including returns of capital, if any, through December 14, 2007. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note an investor cannot invest directly in an index. The performance or the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending in whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS SMALL CAP CORE FUND

Shares	Security	Value

COMMON STOCKS — 100.0%
CONSUMER DISCRETIONARY — 14.2%
Auto Components — 2.2%
17,700	American Axle & Manufacturing Holdings Inc.	$329,574
12,800	Cooper Tire & Rubber Co.	212,224
11,000	Lear Corp.*	304,260
7,400	Tenneco Inc.*	192,918

	Total Auto Components	1,038,976

Diversified Consumer Services — 0.8%
9,943	Sotheby’s Holdings Inc.	378,828

Hotels, Restaurants & Leisure — 2.1%
7,600	Bally Technologies Inc.*	377,872
5,500	CBRL Group Inc.	178,145
11,100	WMS Industries Inc.*	406,704

	Total Hotels, Restaurants & Leisure	962,721

Household Durables — 1.8%
5,700	CSS Industries Inc.	209,190
11,762	Tempur-Pedic International Inc.	305,459
9,213	Tupperware Brands Corp.	304,306

	Total Household Durables	818,955

Internet & Catalog Retail — 2.0%
8,478	FTD Group Inc.	109,197
7,148	Priceline.com Inc.*	821,019

	Total Internet & Catalog Retail	930,216

Leisure Equipment & Products — 0.4%
7,300	JAKKS Pacific Inc.*	172,353

Multiline Retail — 0.6%
18,650	Big Lots Inc.*	298,214

Specialty Retail — 2.7%
12,310	Aaron Rents Inc.	236,845
15,055	Aeropostale Inc.*	398,958
7,566	Gymboree Corp.*	230,460
9,884	Men’s Wearhouse Inc.	266,670
10,541	Rent-A-Center Inc.*	153,055
214	Select Comfort Corp.*	1,500

	Total Specialty Retail	1,287,488

Textiles, Apparel & Luxury Goods — 1.6%
9,500	Maidenform Brands Inc.*	128,535
7,734	Perry Ellis International Inc.*	118,949
11,179	Phillips-Van Heusen Corp.	412,058
3,924	Wolverine World Wide Inc.	96,216

	Total Textiles, Apparel & Luxury Goods	755,758

	TOTAL CONSUMER DISCRETIONARY	6,643,509

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

CONSUMER STAPLES — 4.3%
Food & Staples Retailing — 1.8%
13,300	Ruddick Corp.	$461,111
16,400	Spartan Stores Inc.	374,740

	Total Food & Staples Retailing	835,851

Food Products — 0.9%
6,500	Fresh Del Monte Produce Inc.*	218,270
6,000	Sanderson Farms Inc.	202,680

	Total Food Products	420,950

Personal Products — 0.6%
2,800	Chattem Inc.*	211,512
3,600	NBTY Inc.*	98,640

	Total Personal Products	310,152

Tobacco — 1.0%
6,000	Universal Corp.	307,320
8,085	Vector Group Ltd.	162,185

	Total Tobacco	469,505

	TOTAL CONSUMER STAPLES	2,036,458

ENERGY — 7.7%
Energy Equipment & Services — 3.4%
3,600	Dawson Geophysical Co.*	257,256
10,500	GulfMark Offshore Inc.*	491,295
81,045	Parker Drilling Co.*	611,890
5,600	Willbros Group Inc.*	214,424

	Total Energy Equipment & Services	1,574,865

Oil, Gas & Consumable Fuels — 4.3%
5,572	Alon USA Energy Inc.	151,447
6,000	Bois d’Arc Energy Inc.*	119,100
9,761	Delek US Holdings Inc.	197,465
10,232	Holly Corp.	520,706
4,000	Massey Energy Co.	143,000
4,600	Penn Virginia Corp.	200,698
15,700	Petroquest Energy Inc.*	224,510
7,300	Rosetta Resources Inc.*	144,759
7,234	Swift Energy Co.*	318,513

	Total Oil, Gas & Consumable Fuels	2,020,198

	TOTAL ENERGY	3,595,063

FINANCIALS — 12.4%
Capital Markets — 1.2%
3,200	GFI Group Inc.*	306,304
7,700	optionsXpress Holdings Inc.	260,414

	Total Capital Markets	566,718

See Notes to Financial Statements.

10         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Commercial Banks — 2.2%
7,244	City Holding Co.	$245,137
4,530	Preferred Bank	117,871
13,273	Sterling Bancshares of Texas Inc.	148,127
6,600	SVB Financial Group*	332,640
2,717	West Coast Bancorp	50,264
17,683	Wilshire Bancorp Inc.	138,811

	Total Commercial Banks	1,032,850

Consumer Finance — 1.7%
7,600	Advanta Corp., Class B	61,332
11,653	Cash America International Inc.	376,392
9,000	Dollar Financial Corp.*	276,210
3,691	World Acceptance Corp.*	99,583

	Total Consumer Finance	813,517

Diversified Financial Services — 0.4%
5,800	Interactive Brokers Group Inc., Class A*	187,456

Insurance — 3.9%
10,670	Aspen Insurance Holdings Ltd.	307,723
4,363	Delphi Financial Group, Class A Shares	153,927
22,300	Phoenix Cos. Inc.	264,701
12,700	Platinum Underwriters Holdings Ltd.	451,612
4,210	Reinsurance Group Of America	220,941
4,800	RLI Corp.	272,592
4,240	Seabright Insurance Holdings Inc.*	63,939
977	Transatlantic Holdings Inc.	70,998

	Total Insurance	1,806,433

Real Estate Investment Trusts (REITs) — 3.0%
20,989	Hersha Hospitality Trust	199,396
6,459	Jones Lang LaSalle Inc.	459,622
14,212	National Retail Properties Inc.	332,277
5,800	Potlatch Corp.	257,752
7,689	Ramco-Gershenson Properties Trust	164,314

	Total Real Estate Investment Trusts (REITs)	1,413,361

	TOTAL FINANCIALS	5,820,335

HEALTH CARE — 16.7%
Biotechnology — 4.8%
5,775	Cephalon Inc.*	414,414
11,851	Cubist Pharmaceuticals Inc.*	243,064
7,100	Isis Pharmaceuticals Inc.*	111,825
15,971	LifeCell Corp.*	688,510
14,050	Martek Biosciences Corp.*	415,599
8,116	OSI Pharmaceuticals Inc.*	393,707

	Total Biotechnology	2,267,119

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 3.1%
3,992	Bio-Rad Laboratories Inc., Class A*	$413,651
8,400	Cynosure Inc., Class A Shares*	222,264
6,467	Haemonetics Corp.*	407,550
13,759	STERIS Corp.	396,810

	Total Health Care Equipment & Supplies	1,440,275

Health Care Providers & Services — 4.5%
4,800	Air Methods Corp.*	238,416
8,093	Amedisys Inc.*	392,672
11,715	AMERIGROUP Corp.*	427,012
11,700	Centene Corp.*	321,048
9,900	LHC Group Inc.*	247,302
9,400	Medcath Corp.*	230,864
9,510	Res-Care Inc.*	239,272

	Total Health Care Providers & Services	2,096,586

Life Sciences Tools & Services — 0.5%
4,060	Illumina Inc.*	240,596

Pharmaceuticals — 3.8%
17,786	K-V Pharmaceutical Co., Class A Shares*	507,612
18,900	Par Pharmaceutical Cos. Inc.*	453,600
4,939	Perrigo Co.	172,914
26,046	Sciele Pharma Inc.*	532,641
12,386	ViroPharma Inc.*	98,345

	Total Pharmaceuticals	1,765,112

	TOTAL HEALTH CARE	7,809,688

INDUSTRIALS — 11.6%
Aerospace & Defense — 0.7%
3,690	Ceradyne Inc.*	173,172
5,200	DynCorp International Inc., Class A*	139,776

	Total Aerospace & Defense	312,948

Airlines — 1.1%
17,185	Republic Airways Holdings Inc.*	336,654
7,504	SkyWest Inc.	201,483

	Total Airlines	538,137

Commercial Services & Supplies — 5.6%
7,048	Administaff Inc.	199,317
19,633	Comfort Systems USA Inc.	250,910
3,570	Consolidated Graphics Inc.*	170,717
5,900	Deluxe Corp.	194,051
4,483	Herman Miller Inc.	145,204
23,338	IKON Office Solutions Inc.	303,861
25,000	Interface Inc., Class A	408,000
11,362	Kforce Inc.*	110,780
13,087	Steelcase Inc., Class A Shares	207,691

See Notes to Financial Statements.

12         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Commercial Services & Supplies — 5.6% (continued)
5,750	TeleTech Holdings, Inc.*	$122,302
5,300	United Stationers Inc.*	244,913
14,250	Volt Information Sciences Inc.*	260,205

	Total Commercial Services & Supplies	2,617,951

Electrical Equipment — 0.7%
11,300	AZZ Inc.*	320,355

Machinery — 3.3%
9,000	Astec Industries Inc.*	334,710
11,135	EnPro Industries Inc.*	341,288
7,005	Gardner Denver Inc.*	231,165
4,100	L.B. Foster Co., Class A*	212,093
12,885	Wabtec Corp.	443,759

	Total Machinery	1,563,015

Trading Companies & Distributors — 0.2%
5,776	Rush Enterprises Inc.*	105,008

	TOTAL INDUSTRIALS	5,457,414

INFORMATION TECHNOLOGY — 19.2%
Communications Equipment — 4.3%
11,670	Avocent Corp.*	272,028
10,962	CommScope Inc.*	539,440
3,300	Comtech Telecommunications Corp*	178,233
17,100	Dycom Industries Inc.*	455,715
36,500	Harmonic Inc.*	382,520
5,990	NETGEAR Inc.*	213,663

	Total Communications Equipment	2,041,599

Computers & Peripherals — 1.4%
13,000	Novatel Wireless Inc.*	210,600
87,000	Quantum Corp.*	234,030
4,800	Synaptics Inc.*	197,568

	Total Computers & Peripherals	642,198

Electronic Equipment & Instruments — 1.9%
5,337	Anixter International Inc.*	332,335
16,227	AVX Corp.	217,766
9,824	Nam Tai Electronics Inc.	110,717
11,290	SYNNEX Corp.*	221,284

	Total Electronic Equipment & Instruments	882,102

Internet Software & Services — 2.3%
13,050	Blue Coat Systems Inc.*	428,954
16,700	Interwoven, Inc.*	237,474
7,800	j2 Global Communications Inc.*	165,126
23,516	United Online Inc.	277,959

	Total Internet Software & Services	1,109,513

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

IT Services — 0.5%
20,928	MPS Group Inc.*	$228,952

Semiconductors & Semiconductor Equipment — 3.6%
27,396	Amkor Technology Inc.*	233,688
6,900	Cymer Inc.*	268,617
7,200	Monolithic Power Systems*	154,584
13,200	OmniVision Technologies Inc.*	206,580
32,000	PMC-Sierra Inc.*	209,280
31,639	TriQuint Semiconductor Inc.*	209,766
17,351	Zoran Corp.*	390,571

	Total Semiconductors & Semiconductor Equipment	1,673,086

Software — 5.2%
16,077	Aspen Technology Inc.*	260,769
8,500	Jack Henry & Associates Inc.	206,890
14,900	JDA Software Group Inc.*	304,854
17,750	Mentor Graphics Corp.*	191,345
7,100	MICROS Systems Inc.*	498,136
9,300	Progress Software Corp.*	313,224
11,814	Radiant Systems Inc.*	203,555
981,378	Storagenetworks Inc. (a)(b)	1
17,511	Sybase Inc.*	456,862

	Total Software	2,435,636

	TOTAL INFORMATION TECHNOLOGY	9,013,086

MATERIALS — 7.5%
Chemicals — 3.5%
4,500	CF Industries Holdings Inc.	495,270
14,203	H.B. Fuller Co.	318,857
16,721	Koppers Holdings Inc.	723,016
3,800	LSB Industries*	107,236

	Total Chemicals	1,644,379

Containers & Packaging — 2.0%
9,524	Greif Inc., Class A Shares	622,584
12,200	Rock-Tenn Co., Class A Shares	310,002

	Total Containers & Packaging	932,586

Metals & Mining — 2.0%
10,521	Reliance Steel & Aluminum Co.	570,238
5,961	Steel Dynamics Inc.	355,097

	Total Metals & Mining	925,335

	TOTAL MATERIALS	3,502,300

TELECOMMUNICATION SERVICES — 2.5%
Diversified Telecommunication Services — 2.0%
22,800	Alaska Communications Systems Group Inc.	342,000

See Notes to Financial Statements.

14         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Diversified Telecommunication Services — 2.0% (continued)
57,628	Cincinnati Bell Inc.*	$273,733
21,700	Premiere Global Services Inc.*	322,245

	Total Diversified Telecommunication Services	937,978

Wireless Telecommunication Services — 0.5%
15,300	Syniverse Holdings Inc.*	238,374

	TOTAL TELECOMMUNICATION SERVICES	1,176,352

UTILITIES — 3.9%
Electric Utilities — 1.5%
10,900	El Paso Electric Co.*	278,713
15,100	Portland General Electric Co.	419,478

	Total Electric Utilities	698,191

Gas Utilities — 1.7%
8,563	Energen Corp.	550,001
8,100	WGL Holdings Inc.	265,356

	Total Gas Utilities	815,357

Multi-Utilities — 0.7%
7,416	Black Hills Corp.	327,046

	TOTAL UTILITIES	1,840,594

	TOTAL INVESTMENTS — 100.0% (Cost — $43,352,501#)	46,894,799
	Liabilities in Excess of Other Assets — 0.0%	(14,064)

	TOTAL NET ASSETS — 100.0%	$46,880,735

*	Non-income producing security.

(a)	Illiquid security.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $43,386,021.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         15

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $43,352,501)	$46,894,799
Receivable for securities sold	729,319
Dividends receivable	56,815
Receivable for Fund shares sold	8,492
Prepaid expenses	20,083

Total Assets	47,709,508

LIABILITIES:
Due to custodian	555,756
Payable for Fund shares repurchased	102,472
Investment management fee payable	30,798
Distribution fees payable	20,919
Deferred compensation payable	11,272
Trustees’ fees payable	3,861
Accrued expenses	103,695

Total Liabilities	828,773

Total Net Assets	$46,880,735

NET ASSETS:
Par value (Note 6)	$43
Paid-in capital in excess of par value	42,146,322
Accumulated net investment loss	(27,581)
Accumulated net realized gain on investments	1,219,653
Net unrealized appreciation on investments	3,542,298

Total Net Assets	$46,880,735

Shares Outstanding:
Class A	2,660,409

Class B	522,972

Class C	1,065,103

Net Asset Value:
Class A (and redemption price)	$11.62

Class B *	$10.03

Class C *	$10.07

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.33

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$579,001
Interest	44,368

Total Investment Income	623,369

EXPENSES:
Investment management fee (Note 2)	512,105
Distribution fees (Notes 2 and 4)	313,317
Legal fees	138,852
Transfer agent fees (Note 4)	74,627
Shareholder reports (Note 4)	59,918
Registration fees	51,814
Audit and tax	28,253
Trustees’ fees	5,850
Custody fees	4,555
Insurance	4,110
Miscellaneous expenses	11,646

Total Expenses	1,205,047
Less: Fee waivers and/or expense reimbursements (Note 4)	(1,983)

Net Expenses	1,203,064

Net Investment Loss	(579,695)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	27,638,601
Change in Net Unrealized Appreciation/Depreciation From Investments	(28,270,700)

Net Loss on Investments	(632,099)

Decrease in Net Assets From Operations	$(1,211,794)

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         17

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment loss	$(579,695)	$(344,163)
Net realized gain	27,638,601	28,448,158
Change in net unrealized appreciation/depreciation	(28,270,700)	(1,551,416)

Increase (Decrease) in Net Assets From Operations	(1,211,794)	26,552,579

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(8,365,948)	(28,625,453)

Decrease in Net Assets From Distributions to Shareholders	(8,365,948)	(28,625,453)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	6,012,668	21,282,528
Reinvestment of distributions	7,963,936	8,510,860
Cost of shares repurchased	(166,617,569)	(33,053,762)

Decrease in Net Assets From Fund Share Transactions	(152,640,965)	(3,260,374)

Decrease in Net Assets	(162,218,707)	(5,333,248)
NET ASSETS:
Beginning of year	209,099,442	214,432,690

End of year*	$46,880,735	$209,099,442

* Includes accumulated net investment loss and undistributed net investment income, respectively, of:	$(27,581)	$11,932

See Notes to Financial Statements.

18         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$13.98	$14.21		$16.45	$14.29	$10.22

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.04)		(0.05)	(0.04)	(0.00	)(3)
Net realized and unrealized gain (loss)	(0.27)	1.84		0.65	2.46	4.07

Total Income (Loss) From Operations	(0.35)	1.80		0.60	2.42	4.07

Less Distributions From:
Net realized gains	(2.01)	(2.03)		(2.84)	(0.26)	—

Total Distributions	(2.01)	(2.03)		(2.84)	(0.26)	—

Net Asset Value, End of Year	$11.62	$13.98		$14.21	$16.45	$14.29

Total Return(4)	(3.27)%	12.94%		3.27%	16.94%	39.82%

Net Assets, End of Year (000s)	$30,913	$38,131		$36,173	$38,216	$40,198

Ratios to Average Net Assets:
Gross expenses	1.60%	1.23	%(5)	1.32%	1.28%	1.13%
Net expenses	1.60 (6)	1.19	(5)(6)	1.27 (6)	1.28 (6)	1.13
Net investment loss	(0.59)	(0.29)		(0.29)	(0.27)	(0.01)

Portfolio Turnover Rate	66%	117%		86%	84%	119%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.22% and 1.18%, respectively (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$12.46	$12.96		$15.36	$13.45	$9.71

Income (Loss) From Operations:
Net investment loss	(0.20)	(0.15)		(0.17)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.22)	1.68		0.61	2.31	3.84

Total Income (Loss) From Operations	(0.42)	1.53		0.44	2.17	3.74

Less Distributions From:
Net realized gains	(2.01)	(2.03)		(2.84)	(0.26)	—

Total Distributions	(2.01)	(2.03)		(2.84)	(0.26)	—

Net Asset Value, End of Year	$10.03	$12.46		$12.96	$15.36	$13.45

Total Return(3)	(4.27)%	12.08%		2.45%	16.14%	38.52%

Net Assets, End of Year (000s)	$5,245	$9,921		$14,735	$20,845	$21,613

Ratios to Average Net Assets:
Gross expenses	2.57%	2.00	%(4)	2.09%	2.00%	2.02%
Net expenses	2.57	1.98	(4)(5)	2.09	2.00 (5)	2.02
Net investment loss	(1.57)	(1.12)		(1.12)	(0.99)	(0.90)

Portfolio Turnover Rate	66%	117%		86%	84%	119%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.99% and 1.97%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$12.47	$12.96		$15.36	$13.46	$9.71

Income (Loss) From Operations:
Net investment loss	(0.17)	(0.14)		(0.16)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.22)	1.68		0.60	2.30	3.85

Total Income (Loss) From Operations	(0.39)	1.54		0.44	2.16	3.75

Less Distributions From:
Net realized gains	(2.01)	(2.03)		(2.84)	(0.26)	—

Total Distributions	(2.01)	(2.03)		(2.84)	(0.26)	—

Net Asset Value, End of Year	$10.07	$12.47		$12.96	$15.36	$13.46

Total Return(3)	(4.02)%	12.16%		2.44%	16.05%	38.62%

Net Assets, End of Year (000s)	$10,723	$16,107		$17,944	$21,577	$20,285

Ratios to Average Net Assets:
Gross expenses	2.37%	1.94	%(4)	2.09%	2.00%	2.03%
Net expenses	2.37	1.92	(4)(5)	2.09	2.00 (5)	2.03
Net investment loss	(1.36)	(1.04)		(1.11)	(0.99)	(0.91)

Portfolio Turnover Rate	66%	117%		86%	84%	119%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.93% and 1.91%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Small Cap Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund, a Maryland corporation was a diversified, open-end management investment company, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

22         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

(d) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Losses	Undistributed Realized Gains	Paid-in Capital
(a)	$(1,412)	$(21,235,844)	$21,237,256
(b)	541,594	(541,594)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution, book/tax differences in the treatment of an in-kind distribution of securities and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$7,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2006. This change will have no effect on fees previously deferred. As of December 31, 2007, the Fund had accrued $11,272 as deferred compensation payable.

24         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,180,679

Sales	64,348,374

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,022,917
Gross unrealized depreciation	(4,514,139)

Net unrealized appreciation	$3,508,778

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$94,012	$45,048	$26,754
Class B	74,562	16,217	15,612
Class C	144,743	13,361	17,551
Class I†	—	1	1

Total	$313,317	$74,627	$59,918

†	Class I was liquidated on January 22, 2007.

LMIS, CGM and their affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS, CGM and their affiliates in performing their services under the distribution plan.

During the year ended December 31, 2007, LMIS and CGM reimbursed a portion of their distribution fees in the amount of $1,983, which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

unreimbursed amounts spent by CGM and LMIS in performing their services under the Plan.

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Realized Gains
Class A	$5,152,098	$5,032,413
Class B	1,054,950	1,540,537
Class C	2,158,900	2,450,814
Class I†	—	19,601,689

Total	$8,365,948	$28,625,453

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

†	Class I was liquidated on January 22, 2007.

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 400 million shares of capital stock authorized with par value of $0.001 per share.

26         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	379,755	$5,415,625	536,147	$8,112,268
Shares issued on reinvestment	387,017	4,945,087	339,886	4,738,818
Shares repurchased	(833,587)	(11,455,435)	(694,559)	(10,297,083)

Net Increase (Decrease)	(66,815)	$(1,094,723)	181,474	$2,554,003

Class B
Shares sold	22,006	$279,300	29,263	$399,408
Shares issued on reinvestment	88,814	993,606	117,271	1,463,529
Shares repurchased	(384,374)	(4,786,727)	(487,302)	(6,604,990)

Net Decrease	(273,554)	$(3,513,821)	(340,768)	$(4,742,053)

Class C
Shares sold	25,403	$317,743	68,805	$942,656
Shares issued on reinvestment	180,877	2,025,243	184,939	2,308,513
Shares repurchased	(432,796)	(5,196,502)	(346,446)	(4,657,742)

Net Decrease	(226,516)	$(2,853,516)	(92,702)	$(1,406,573)

Class I†
Shares sold	—	—	769,581	$11,828,196
Shares repurchased	(9,901,983)	$(145,178,905)	(745,674)	(11,493,947)

Net Increase (Decrease)	(9,901,983)	$(145,178,905)	23,907	$334,249

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

†	Class I was liquidated on January 22, 2007.

7.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $143,132,704. The net realized gains on these redemptions-in-kind amounted to $21,325,220, which will not be realized.

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$1,371,789	$2,009,978
Net Long-term Capital Gains	6,994,159	26,615,475

Total Distributions Paid	$8,365,948	$28,625,453

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$281,170
Undistributed long-term capital gains — net	972,003

Total undistributed earnings	$1,253,173

Other book/tax temporary differences(a)	(27,581)
Unrealized appreciation/(depreciation)(b)	3,508,778

Total accumulated earnings/(losses) — net	$4,734,370

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay

28         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

$208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendant’s motion to dismiss the prejudice. On January 2, 2008, the Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

30         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Notes to Financial Statements (continued)

11.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

12.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Small Cap Core Fund 2007 Annual Report         31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Core Fund (formerly Legg Mason Partners Small Cap Core Fund, Inc.), a series of Legg Mason Partners Equity Trust as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Core Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

32         Legg Mason Partners Small Cap Core Fund 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

Legg Mason Partners Small Cap Core Fund         33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for each time period. The Board noted, however, that the Fund’s one-year performance showed improvement from prior years’ performance. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in February 2006. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The

34         Legg Mason Partners Small Cap Core Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Board members then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load small-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap core funds (“Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Legg Mason Partners Small Cap Core Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that, to the extent that the Fund’s assets may increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it expected that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

36         Legg Mason Partners Small Cap Core Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Small Cap Core Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Legg Mason Partners Small Cap Core Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

38         Legg Mason Partners Small Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Small Cap Core Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005);	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

40         Legg Mason Partners Small Cap Core Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Small Cap Core Fund         41

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/12/2007
Payable Date:	6/22/2007	12/13/2007

Ordinary Income:
Qualified Dividend Income for Individuals	99.29%	42.59%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	66.56%	66.56%

Long-Term Capital Gain Dividend	$0.751087	$0.929284

Please retain this information for your records.

42         Legg Mason Partners Small Cap Core Fund

Legg Mason Partners Small Cap Core Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Batterymarch Financial Management, Inc.

DISTRIBUTOR

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FD02361 2/08	SR08-492

Legg Mason Partners

Small Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SMALL CAP CORE FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,800 in 2006 and $320,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $54,633 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG and PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $48,744 in 2006, which was performed by PwC & KPMG and were $33,900 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $35,150 in 2007, these services consisted of the procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008